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                             LIGHT REVOLUTION FUND

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2000


Dear Shareholder,

As of April 30, 2000, the NAV of the Light Revolution Fund stood at $17.17, which indicates a 71% gain since inception in June of 1999. Though this is a substantial advance, investors should be prepared to see a turbulent market for some time to come while the Federal Reserve continues its tight money policy as it raises short term interest rates to combat what it sees as a threat of inflation. Though we do not share the Fed's view that inflation is a problem (indeed, we still believe that the opposite problem, deflation, poses more cause for concern), there is an old saying: "Don't fight the Fed." For that reason we would advise investors at this point to be cautious.

In our view, the easy money has been made and the dot.com companies have had their day in the sun. This does not mean that investors should sell all of their shares and run screaming for a shovel to bury their coffee can filled with gold. It means that whatever percent of their assets that a prudent investor decides to put into technology shares should be put into the best companies available. The Internet still has a long way to go with only about 300 million of the world's six billion people online. 400 million cell phones will be bought this year and the rest of the world continues to wake up to the fact that the information age is here to stay. Furthermore, the telephone and cable companies are fighting over the last mile to the door of businesses and consumers alike and networking giants like Cisco, Nortel and Lucent are battling to take the lead role in building an all-optical network.

Technology investments should continue to stay in a balanced portfolio and we believe that the Light Revolution Fund offers the prudent investor a way to participate in the information revolution, which still has a long way to go. We thank you for choosing us.

Sincerely,

/s/ Henry Hewitt
Henry Hewitt
President


                              LIGHT REVOLUTION FUND
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                           APRIL 30, 2000 (Unaudited)

ASSETS:
Investments, at value
   (cost of $3,227,295)                                        $ 4,032,814
Cash                                                                   721
Dividends and interest receivable                                    2,287
Receivable from Adviser                                              7,668
Other assets                                                         6,633
                                                                     -----
       Total assets                                              4,050,123
                                                                 ---------

LIABILITIES:
Payable to Distributor                                               3,496
Accrued expenses and other liabilities                              45,529
                                                                    ------
       Total liabilities                                            49,025
                                                                    ------

NET ASSETS                                                     $ 4,001,098
                                                               ===========

NET ASSETS CONSIST OF:
Paid in capital                                                $ 2,925,286
Accumulated undistributed net investment loss                      (18,081)
Accumulated net realized gain on investments                       288,374
Net unrealized appreciation of investments                         805,519
                                                                   -------
NET ASSETS                                                     $ 4,001,098
                                                               ===========

Shares issued and outstanding (Five hundred
   million shares of $0.0001 par value authorized)                 232,998

NET ASSET VALUE ON REDEMPTION:
Price per share                                                    $ 17.17
                                                                   =======
Maximum offering price per share                                   $ 18.03
                                                                   =======


                     See notes to the financial statements.
--------------------------------------------------------------------------------


                              LIGHT REVOLUTION FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED APRIL 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $288)                   $ 4,364
Interest                                                             12,175
                                                                     ------
       Total investment income                                       16,539
                                                                     ------

EXPENSES:
Accounting and transfer agent fees and expenses                      38,154
Administrative fees                                                  21,808
Professional fees                                                    15,592
Investment advisory fees                                             15,014
Registration and filing fees                                          9,332
Shareholder reports                                                   5,286
Directors' fees and expenses                                          4,640
Distribution fees (12b-1)                                             3,754
Custody fees and expenses                                             2,740
Insurance expense                                                       980
Other expenses                                                          500
                                                                        ---
       Total expenses before reimbursement from Adviser             117,800
       Expense reimbursement from Adviser                           (87,771)
                                                                    -------
Net expenses                                                         30,029
                                                                     ------

NET INVESTMENT LOSS                                                 (13,490)
                                                                    -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                    288,374
Net change in unrealized appreciation of investments                650,836
                                                                    -------

NET GAIN ON INVESTMENTS                                             939,210
                                                                    -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 925,720
                                                                  =========

                     See notes to the financial statements.
--------------------------------------------------------------------------------


                             LIGHT REVOLUTION FUND
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months Ended    June 29, 1999(1)
                                                                    April 30, 2000             to
                                                                      (Unaudited)       October 31, 1999
                                                                    ----------------    -----------------
OPERATIONS:
Net investment loss                                                        $ (13,490)            $ (4,591)
Net realized gain on investments                                             288,374                    0
Net change in unrealized appreciation of investments                         650,836              154,683
                                                                             -------              -------
       Net increase in net assets resulting from operations                  925,720              150,092
                                                                             -------              -------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                                  1,628,665            1,198,472
Cost of shares redeemed                                                       (1,726)                (125)
                                                                              ------                 ----
       Net increase in net assets from capital share transactions          1,626,939            1,198,347
                                                                           ---------            ---------

TOTAL INCREASE IN NET ASSETS                                               2,552,659            1,348,439

NET ASSETS:
Beginning of period                                                        1,448,439              100,000
                                                                           ---------              -------
End of period                                                            $ 4,001,098          $ 1,448,439
                                                                         ===========          ===========

CHANGES IN SHARES OUTSTANDING:
Shares sold                                                                  105,957              117,160
Shares redeemed                                                                 (107)                 (12)
                                                                                ----                  ---
NET INCREASE IN SHARES OUTSTANDING                                           105,850              117,148
                                                                             =======              =======

(1) Commencement of operations

              See notes to the financial statements.
--------------------------------------------------------------------------------


                             LIGHT REVOLUTION FUND
-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
             SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                                    Six Months Ended    June 29, 1999(1)
                                                                    April 30, 2000             to
                                                                      (Unaudited)       October 31, 1999
                                                                    ----------------    ----------------
NET ASSET VALUE - BEGINNING OF PERIOD                                 $11.39               $10.00
                                                                      ------               ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.04)               (0.04)
Net realized gain and unrealized appreciation                           5.82                 1.43
                                                                        ----                 ----
       Total from investment operations                                 5.78                 1.39
                                                                        ----                 ----

NET ASSET VALUE - END OF PERIOD                                       $17.17               $11.39
                                                                      ======               ======

TOTAL RETURN(2), (3)                                                  50.75%               13.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                 $4,001               $1,448
Ratio of expenses to average net assets:
     Before expense reimbursement(4)                                   7.84%               20.74%
     After expense reimbursement(4)                                    2.00%                2.00%
Ratio of net investment loss to
   average net assets:
     Before expense reimbursement(4)                                  (6.74%)             (19.85%)
     After expense reimbursement(4)                                   (0.90%)              (1.11%)
Portfolio turnover rate                                               15.80%                0.00%

(1) Commencement of operations
(2) Not annualized
(3) The total return calculation does not reflect the maximum sales charge of 4.75%.
(4) Annualized

                     See notes to the financial statements.
--------------------------------------------------------------------------------


                             LIGHT REVOLUTION FUND
--------------------------------------------------------------------------------
              SCHEDULE OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)

COMMON STOCKS - 97.4%                                 SHARES          VALUE

COMPUTER HARDWARE & ELECTRONICS - 18.2%
Apple Computer, Inc. *                                       600        $ 74,437
Compaq Computer Corporation                                2,299          67,246
Corning Incorporated                                         479          94,603
Dell Computer Corporation *                                1,222          61,253
EMC Corporation *                                            571          79,333
Hewlett-Packard Company                                      545          73,575
International Business Machines Corporation                  573          63,961
Koninklijke (Royal) Philips Electronics N.V.               1,856          82,824
Lexmark International Group, Inc. - Class A *                680          80,240
Sony Corporation ADR                                         219          49,412
                                                                          ------
                                                                         726,884
                                                                         -------

ENTERTAINMENT & MEDIA - 11.3%
The Walt Disney Company                                    2,126          92,082
The News Corporation Limited ADR                           1,622          83,432
Nintendo Co., Ltd. ADR                                     3,017          62,812
Reuters Group PLC ADR                                        771          80,425
Time Warner Inc.                                             853          76,717
Viacom Inc. - Class B *                                    1,024          55,680
                                                                          ------
                                                                         451,148
                                                                         -------

IMAGING & GRAPHICS - 8.9%
Adobe Systems Incorporated                                   923         111,625
Canon, Inc. ADR                                            1,529          71,003
Eastman Kodak Company                                        932          52,134
Electronics for Imaging, Inc. *                            1,065          55,646
Fuji Photo Film Co., Ltd. ADR                              1,622          66,502
                                                                          ------
                                                                         356,910
                                                                         -------

INTEGRATED CIRCUITS & SEMICONDUCTORS - 20.9%
Analog Devices, Inc. *                                     1,261          96,861
Applied Materials, Inc. *                                    984         100,183
Broadcom Corporation - Class A *                             403          69,467
Intel Corporation                                            757          95,997
KLA-Tencor Corporation *                                     978          73,228
Maxim Integrated Products, Inc. *                          1,316          85,293
Micron Technology, Inc.                                      797         110,982
Texas Instruments Incorporated                               639         104,077
Xilinx, Inc. *                                             1,368         100,206
                                                                         -------
                                                                         836,294
                                                                         -------

INTERNET - 6.4%
America Online, Inc. *                                       813          48,628
Cisco Systems, Inc. *                                      1,148          79,589
Sun Microsystems, Inc. *                                     806          74,102
3Com Corporation *                                         1,328          52,373
                                                                          ------
                                                                         254,692
                                                                         -------

SOFTWARE - 10.1%
Intuit Inc. *                                              1,037        $ 37,267
Microsoft Corporation *                                      532          37,107
Oracle Corporation *                                         979          78,259
Parametric Technology Corporation *                        2,299          18,751
SAP AG ADR                                                 1,195          58,704
The Charles Schwab Corporation                             1,622          72,179
Synopsys, Inc. *                                             930          39,060
Wells Fargo & Company                                      1,548          63,565
                                                                          ------
                                                                         404,892
                                                                         -------

TELECOMMUNICATIONS - 13.5%
AT&T Corp.                                                 1,222          57,052
Bell Atlantic Corporation                                  1,010          59,843
Lucent Technologies Inc.                                     825          51,305
Nortel Networks Corporation                                  622          70,441
Qwest Communications International Inc. *                  1,447          62,764
Sprint Corporation                                           918          56,457
Symbol Technologies, Inc.                                  1,407          78,440
Tellabs, Inc. *                                              970          53,168
WorldCom, Inc. *                                           1,171          53,185
                                                                          ------
                                                                         542,655
                                                                         -------

WIRELESS TELECOMMUNICATIONS - 8.1%
General Motors Corporation - Class H                         640          61,640
Globalstar Telecommunications Limited *                    1,405          16,509
Motorola, Inc.                                               425          50,602
Nokia Corporation ADR                                      1,284          73,027
QUALCOMM Incorporated *                                      353          38,278
Telefonaktiebolaget LM Ericsson ADR                          945          83,573
                                                                          ------
                                                                         323,629
                                                                         -------

TOTAL COMMON STOCK
     (cost $3,091,585)                                                 3,897,104
                                                                       ---------

SHORT-TERM INVESTMENTS - 3.4%                       PRINCIPAL AMOUNT

VARIABLE RATE DEMAND NOTES - 3.4%
Firstar Corporation                                    $ 135,710         135,710
                                                                         -------

TOTAL SHORT-TERM INVESTMENTS
     (cost $135,710)                                                     135,710

TOTAL INVESTMENTS - 100.8%
     (cost $3,227,295)                                                 4,032,814

Liabilities in excess of other assets - (0.8)%                          (31,716)
                                                                         -------

Total net assets - 100.0%                                            $ 4,001,098
                                                                     ===========

*  Non-income producing

                     See notes to the financial statements.
--------------------------------------------------------------------------------


                          LIGHT REVOLUTION FUND, INC.
         NOTES TO THE FINANCIAL STATEMENTS - APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1.       ORGANIZATION

The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Light Revolution Fund (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation. The Fund commenced operations on June 29, 1999. Shares of the Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4.75% of the offering price.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION

Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price during regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by a pricing service. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

FEDERAL INCOME TAXES

The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, a provision for federal income taxes or excise taxes has not been made.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3.       INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended April 30, 2000, were as follows:

                                                      PURCHASES        SALES
              U.S. Government                       $              $
              Other                                 $2,141,975     $405,209

At April 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

              Appreciation                           $1,007,645
              (Depreciation)                           (202,126)
                                                     ------------

              Net appreciation of investments        $805,519
                                                     ========

At April 30, 2000, the cost of investments is identical for federal income tax and financial reporting purposes.

4.       AGREEMENTS

The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser"). Pursuant to its advisory agreement with the Corporation, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

Until March 31, 2001, the Investment Adviser has agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00% of the average net assets of the Fund, computed on a daily basis. Accordingly, for the six months ended April 30, 2000, the Investment Adviser waived advisory fees and reimbursed other Fund expenses in the amount of $81,771. After March 31, 2001, the Investment Adviser may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

Provident Distributors, Inc. (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Payments under the 12b-1 Plan shall be used to reimburse the recipient for services provided and expenses incurred in connection with the sale of the Fund's shares.









Shares of the Light Revolution Fund are distributed by an independent third party, Provident Distributors, Inc. This report has been prepared for the general information of Light Revolution Fund shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. Please read the prospectus carefully before investing or sending money.

                              LIGHT REVOLUTION FUND

                                  704 Court A
                            Tacoma, Washington 98402
                              Fund: 1.888.463.3957
                          Fund Adviser: 1.888.544.4889